Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of December 31, 2016

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of December 31, 2016, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,240,941 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 26 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.
2003-7

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$796,502,875
Aggregate Outstanding Principal Balance – Treasury Bill	$102,850,020
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.91%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$693,638,623
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.09%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$14,233
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	0.00%
Number of Borrowers	25,672
Average Outstanding Principal Balance Per Borrower	$31,026
Number of Loans	44,738
Average Outstanding Principal Balance Per Loan – Treasury Bill	$26,480
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,979
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$14,233
Weighted Average Remaining Term to Scheduled Maturity	179 months
Weighted Average Annual Interest Rate	6.02%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$23,153	*
3.01% to 3.50%	3,167	41,194,889	5.2%
3.51% to 4.00%	2,883	56,037,839	7.0
4.01% to 4.50%	8,413	106,000,191	13.3
4.51% to 5.00%	9,422	132,389,993	16.6
5.01% to 5.50%	2,030	33,309,706	4.2
5.51% to 6.00%	2,353	41,198,046	5.2
6.01% to 6.50%	3,539	64,845,520	8.1
6.51% to 7.00%	3,615	74,959,128	9.4
7.01% to 7.50%	1,483	32,992,404	4.1
7.51% to 8.00%	3,256	79,907,048	10.0
8.01% to 8.50%	3,436	90,184,928	11.3
Equal to or greater than 8.51%	1,140	43,460,030	5.5

Total	44,738	$796,502,875	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.
2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,970	$8,704,403	1.1%
$5,000.00-$ 9,999.99	4,112	31,311,922	3.9
$10,000.00-$14,999.99	3,262	40,049,868	5.0
$15,000.00-$19,999.99	2,254	39,257,499	4.9
$20,000.00-$24,999.99	1,990	44,789,068	5.6
$25,000.00-$29,999.99	1,661	45,489,330	5.7
$30,000.00-$34,999.99	1,252	40,675,656	5.1
$35,000.00-$39,999.99	1,001	37,493,818	4.7
$40,000.00-$44,999.99	827	34,967,101	4.4
$45,000.00-$49,999.99	733	34,763,286	4.4
$50,000.00-$54,999.99	609	31,966,796	4.0
$55,000.00-$59,999.99	499	28,696,499	3.6
$60,000.00-$64,999.99	452	28,230,942	3.5
$65,000.00-$69,999.99	383	25,838,628	3.2
$70,000.00-$74,999.99	306	22,184,622	2.8
$75,000.00-$79,999.99	238	18,427,903	2.3
$80,000.00-$84,999.99	233	19,205,271	2.4
$85,000.00-$89,999.99	183	16,000,609	2.0
$90,000.00-$94,999.99	157	14,567,578	1.8
$95,000.00-$99,999.99	165	16,080,951	2.0
$100,000.00 and above	1,385	217,801,125	27.3

Total	25,672	$796,502,875	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	42,545	$733,333,760	92.1%
31-60 days	881	23,647,848	3.0
61-90 days	330	9,379,777	1.2
91-120 days	240	5,925,772	0.7
121-150 days	140	4,821,532	0.6
151-180 days	103	3,365,106	0.4
181-210 days	77	2,513,132	0.3
Greater than 210 days	422	13,515,949	1.7

Total	44,738	$796,502,875	100.0%

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	129	$54,786	*
4 to 12	1,572	985,151	0.1%
13 to 24	1,551	2,623,134	0.3
25 to 36	1,516	4,897,507	0.6
37 to 48	1,659	7,938,162	1.0
49 to 60	1,630	10,025,833	1.3
61 to 72	5,521	30,637,225	3.8
73 to 84	2,861	21,315,012	2.7
85 to 96	2,022	17,991,769	2.3
97 to 108	1,826	20,040,960	2.5
109 to 120	1,786	25,112,493	3.2
121 to 132	4,840	83,163,657	10.4
133 to 144	2,822	60,408,893	7.6
145 to 156	1,988	47,846,410	6.0
157 to 168	1,561	41,403,609	5.2
169 to 180	1,329	35,268,695	4.4
181 to 192	3,248	84,232,965	10.6
193 to 204	1,542	46,163,467	5.8
205 to 216	1,081	37,963,733	4.8
217 to 228	941	35,999,783	4.5
229 to 240	772	32,501,171	4.1
241 to 252	626	28,613,335	3.6
253 to 264	479	24,600,192	3.1
265 to 276	332	16,440,624	2.1
277 to 288	266	13,982,297	1.8
289 to 300	277	16,231,572	2.0
301 to 312	185	15,024,914	1.9
313 to 324	82	6,063,112	0.8
325 to 336	67	5,867,718	0.7
337 to 348	66	6,482,211	0.8
349 to 360	97	10,846,000	1.4
361 and above	64	5,776,486	0.7

Total	44,738	$796,502,875	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.
2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,574	$35,192,694	4.4%
Forbearance	2,452	70,626,097	8.9
Repayment
First year in repayment	515	26,235,369	3.3
Second year in repayment	537	24,960,878	3.1
Third year in repayment	591	27,285,639	3.4
More than 3 years in repayment	39,069	612,202,199	76.9

Total	44,738	$796,02,875	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 115.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2003-7

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.9	-	210.1
Forbearance	-	3.5	209.6
Repayment	-	-	172.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $35,192,694 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $23,192,640 or approximately 65.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	331	$6,194,054	0.8%
Alaska	80	1,740,812	0.2
Arizona	1,403	24,851,671	3.1
Arkansas	233	3,766,590	0.5
California	4,074	75,206,056	9.4
Colorado	753	12,240,476	1.5
Connecticut	686	9,595,820	1.2
Delaware	129	1,970,718	0.2
District of Columbia	192	4,314,905	0.5
Florida	3,600	87,882,202	11.0
Georgia	1,494	31,796,616	4.0
Hawaii	151	3,502,722	0.4
Idaho	146	2,756,737	0.3
Illinois	1,723	28,551,051	3.6
Indiana	2,858	47,439,242	6.0
Iowa	200	2,661,571	0.3
Kansas	744	10,490,733	1.3
Kentucky	540	8,331,992	1.0
Louisiana	1,614	26,951,462	3.4
Maine	199	4,414,632	0.6
Maryland	1,305	27,105,306	3.4
Massachusetts	1,646	24,304,108	3.1
Michigan	785	15,339,046	1.9
Minnesota	453	7,096,069	0.9
Mississippi	355	7,112,734	0.9
Missouri	828	14,390,133	1.8
Montana	61	1,186,906	0.1
Nebraska	75	1,162,361	0.1
Nevada	230	4,706,402	0.6
New Hampshire	379	5,347,446	0.7
New Jersey	1,176	20,489,704	2.6
New Mexico	161	3,133,140	0.4
New York	3,406	55,062,349	6.9
North Carolina	1,082	20,519,097	2.6
North Dakota	17	359,630	*
Ohio	258	4,833,609	0.6
Oklahoma	549	8,352,568	1.0
Oregon	538	9,107,749	1.1
Pennsylvania	1,642	25,915,249	3.3
Rhode Island	122	1,575,744	0.2
South Carolina	503	9,955,423	1.2
South Dakota	43	841,581	0.1
Tennessee	635	11,466,308	1.4
Texas	3,534	60,665,452	7.6
Utah	122	3,293,349	0.4
Vermont	77	1,329,426	0.2
Virginia	1,384	22,740,573	2.9
Washington	1,143	17,446,274	2.2
West Virginia	232	3,647,089	0.5
Wisconsin	442	6,013,543	0.8
Wyoming	31	458,781	0.1
Other	374	6,885,665	0.9

Total	44,738	$796,502,875	100.0%

* Represents a percentage greater than 0% but less than 0.05%.
2003-7

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	24,795	$355,192,259	44.6%
Other Repayment Options(1)	19,943	441,310,617	55.4

Total	44,738	$796,502,875	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 565 loans with an aggregate outstanding principal balance of $22,360,791 currently in an interest-only period.  These interest-only loans represent approximately 2.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	22,092	$339,405,215	42.6%
Unsubsidized	22,646	457,097,661	57.4

Total	44,738	$796,502,875	100.0%

2003-7

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	149	$4,574,846	0.6%
October 1, 1993 through June 30, 2006	44,589	791,928,030	99.4
July 1, 2006 and later	0	0	0.0

Total	44,738	$796,502,875	100.0%

2003-7

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,149	$14,559,841	1.8%
College Assist	9	582,638	0.1
Educational Credit Management Corporation	1,334	22,819,881	2.9
Great Lakes Higher Education Corporation	374	9,266,521	1.2
Illinois Student Assistance Comm	1,174	17,797,274	2.2
Kentucky Higher Educ. Asst. Auth.	288	3,660,271	0.5
Lousiana Office Of Student Financial Asst	322	4,239,038	0.5
Michigan Guaranty Agency	339	6,110,770	0.8
New Jersey Higher Ed Student Assistance Authority	1,233	18,556,263	2.3
New York State Higher Ed Services Corp	4,028	58,718,230	7.4
Northwest Education Loan Association	2,351	33,167,382	4.2
Oklahoma Guaranteed Stud Loan Prog	475	6,582,382	0.8
Pennsylvania Higher Education Assistance Agency	2,434	35,263,152	4.4
Texas Guaranteed Student Loan Corp	1,560	27,870,060	3.5
United Student Aid Funds, Inc.	27,668	537,309,173	67.5
Total	44,738	$796,502,875	100.0%

2003-7

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, LLC and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, LLC. Navient Solutions, LLC and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA Funds, Inc. became a member of Great Lakes Higher Education Corporation effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016

2003-7

provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USA Funds held net assets on behalf of the federal reserve fund of approximately $130 million. Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $51.8 billion.  Also, as of September 30, 2015, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:
	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%	34.93%

2003-7

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.
2003-7